EATON VANCE ENHANCED EQUITY OPTION INCOME FUND Supplement to Prospectus dated April 1, 2009

1. The following replaces the second paragraph under "Eaton Vance Enhanced Equity Option Income Fund." under “Investment Objectives and Principal Strategies” under “Fund Summaries”:

The Fund generally intends to write (sell) covered call options on a portion of its stock holdings, although on up to 5% of the Fund’s net assets, the Fund may sell the stock underlying a call option prior to purchasing back the call option. Such sales shall occur no more than three days before the option buy back. The extent of option writing activity will depend upon market conditions and the investment adviser’s assessment of the attractiveness of writing call options on the Fund’s stock holdings. The Fund may also write put options on individual stocks that the investment adviser believes are attractive for purchase at prices at or above the exercise price of the put options written. The Fund may, in certain circumstances, purchase put options on the S&P 500 Composite Stock Price Index® (the “S&P 500”)(or another broad-based securities index deemed suitable for this purpose) and on individual stocks to protect against a loss of principal value due to stock price declines. The extent of option writing or purchasing activity will depend upon market conditions and the investment adviser’s assessment of the attractiveness of writing index call options, purchasing index put options and/or selling put options on individual stocks.

2. The following replaces the second paragraph under "Principal Risk Factors" under "Fund Summaries"

There are numerous risks associated with transactions in options on securities or securities indexes. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of call options on individual stocks (with respect to Enhanced Equity Option Income Fund) or index call options (with respect to Risk-Managed Equity Option Income Fund), the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security or the index above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

3. The following replaces the second paragraph under "Enhanced Equity Option Income Fund." under "Investment Objectives & Principal Policies and Risks":

The Fund intends to pursue its objective in part by employing an options strategy of writing (selling) covered call options on a portion of its stock holdings, although on up to 5% of the Fund’s net assets, the Fund may sell the stock underlying a call option prior to purchasing back the call option. Such sales shall occur no more than three days before the option buy back. The Fund will seek to enhance returns with premiums received in connection with its option writing activities. The extent of option writing activity will depend upon market conditions and the investment adviser’s assessment of the attractiveness of writing call options on the Fund’s stock holdings. The Fund may at times write call options on all of its stock holdings and may at other times in certain market circumstances have no outstanding options positions. The Fund seeks to produce current income from call option premiums and, to a lesser extent, from dividends on stocks held. The Fund may also write "out-of-the-money" equity put options on individual stocks (i.e. exercise price generally will be below the current level of the applicable stock at the time the options are written) that the investment adviser believes are attractive for purchase at below market prices. The Fund may, in certain circumstances, purchase put options on the S&P 500 (or another broad-based securities index deemed suitable for this purpose) and on individual stocks to protect against a loss of principal value due to stock price declines. The premiums received from option sales may be used to offset the cost of any index put options purchased, increase cash available for distribution, or be reinvested in portfolio securities. The Fund may also invest in derivatives and over-the-counter ("OTC") transactions in seeking its objective as more fully described herein.

4. The following replaces the third paragraph under "Common Investment Considerations and Practices" under "Investment Objectives & Principal Policies and Risks":

The Enhanced Equity Option Income Fund generally intends to write (sell) covered call options on individual stocks, although on up to 5% of the Fund’s net assets, the Fund may sell the stock underlying a call option prior to purchasing back the call option. Such sales shall occur no more than three days before the option buy back. The Enhanced Equity Option Income Fund may also write (sell) put options on individual stocks and purchase put options on individual stocks and on stock indices to seek to achieve its investment objective. The Risk-Managed Equity Option Income Fund generally intends to write (sell) index call options, and purchase index put options, and may also write (sell) put options on individual stocks to seek to achieve its investment objective. There are numerous risks associated with transactions in options on securities or securities indexes. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a call option (with respect to Enhanced Equity Option Income Fund) or an index call option (with respect to Risk-Managed Equity Option Income Fund), the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline. Options on individual stocks may be physically settled, requiring the underlying stock to be delivered upon exercise of the option or, alternatively, may have cash settlement provisions. In the case of index options, the Fund incurs basis risk between the performance of the underlying portfolio and the performance of the underlying index. For instance, the underlying portfolio may decline in value while the underlying index may increase in value, resulting in a loss on the call option while the underlying portfolio declines as well.

November 19, 2009	4204-11/09 EAACISPS1